SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


(x)  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              Northstar High Yield Fund
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                            NORTHSTAR HIGH YIELD FUND
                TWO PICKWICK PLAZA, GREENWICH, CONNECTICUT 06830
                                  MAY 19, 1997

Dear Shareholder:

A Special Meeting of the Shareholders of the Northstar High Yield Fund (the "Fund") will be held at 10 a.m. EST on June 20, 1997, at the offices of the Fund. Formal notice of the Meeting appears on the next page, followed by the proxy statement. We hope that you can attend the meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

At the Meeting, you will be asked to consider approving a proposed amendment to your Fund's investment advisory agreement with Northstar Investment Management Corporation, the Fund's investment adviser ("Northstar" or the "Adviser"). After carefully considering the proposal, your Fund's Trustees unanimously believe that the amendment is fair and reasonable and in the best interests of your Fund and its shareholders. We urge you to vote in favor of the proposal. No changes are being proposed to the way the Fund is managed, advised or operated.


PLEASE VOTE BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. IT IS IMPORTANT THAT YOU VOTE AND THAT YOUR VOTE BE RECEIVED BY NO LATER THAN JUNE 19, 1997.

We appreciate your participation and prompt response in this matter, and thank you for your continued support.

Sincerely,



Mark L. Lipson
President

                            NORTHSTAR HIGH YIELD FUND
                TWO PICKWICK PLAZA, GREENWICH, CONNECTICUT 06830

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 20, 1997


To the Shareholders of Northstar High Yield Fund:

Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Northstar High Yield Fund (the "Fund"), a Massachusetts business trust, will be held at the offices of the Fund on June 20, 1997, at 10:00 a.m., or at such adjourned time as may be necessary for the holders of a majority of the shares of the Fund to vote, for the following purposes:

(1) To approve an amendment to the investment advisory agreement between the Fund and Northstar Investment Management Corporation to increase the investment advisory fee schedule; and

(2) To transact such other business as may properly come before the Special Meeting.

The Trustees of the Trust have fixed the close of business on May 5, 1997 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                                     By Order of the Trustees



                                                     Stephanie L. Beckner

Greenwich, Connecticut
May 19, 1997


SHAREHOLDERS ARE URGED TO VOTE PROMPTLY ON THIS MATTER. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS WHO HOLD SHARES IN MORE THAN ONE ACCOUNT WILL RECEIVE A PROXY PACKAGE FOR EACH ACCOUNT. YOU MUST RETURN SEPARATE PROXY CARDS FOR EACH SEPARATE ACCOUNT.

THE PROMPT RETURN OF YOUR PROXY WILL AVOID THE EXPENSE OF FURTHER MAILINGS.

                            NORTHSTAR HIGH YIELD FUND
                                 PROXY STATEMENT
           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 1997


         This proxy statement is being furnished in connection with the solicitation of proxies by Northstar High Yield Fund (the "Fund") for the Special Meeting of Shareholders to be held on June 20, 1997, or any adjournment thereof. At the Special Meeting, Shareholders of the Fund will be asked to approve an amendment to the advisory agreement (the "Amendment"), a copy of which is attached hereto as Exhibit A, between the Fund and Northstar Investment Management Corporation, the Fund's investment adviser. The terms of the Amendment and the purposes for the proposed Amendment are set forth herein. It is anticipated that the first mailing to shareholders of proxies and proxy statements will be on or about May 19, 1997.

         Adoption of the Amendment is subject to approval of at least a majority of the shareholders of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). The Trustees of the Fund have reviewed the terms of the Amendment, and, having found it to be in the best interest of the Fund and its shareholders, unanimously recommended that shareholders approve the Amendment.

         May 5, 1997 has been chosen as the record date to determine shareholders entitled to vote at the Meeting. Shareholders are entitled to one vote for each share held, which may be cast by proxy or by personally appearing at the Meeting. On ____________, 1997 there were ________ shares of the Fund outstanding, of which the Trustees and officers of the Fund as a group beneficially owned less than 1%. The Fund knows of no person who owns beneficially 5% or more of the outstanding shares of the Fund.

         The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the instructions specified thereon. If no choice is specified, the proxy will be voted FOR the Amendment, and, in the discretion of the proxies named on the proxy card, on any other matter properly brought before the Meeting. PLEASE NOTE THAT A PROXY MARKED "ABSTAIN" IS EQUIVALENT TO A VOTE AGAINST THE PROPOSAL.

         The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or a subsequently executed proxy. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

         In the event that a quorum is not obtained, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

         The costs of soliciting proxies in the accompanying form for the Special Meeting, including the costs of preparing, printing and mailing the accompanying Notice of Special Meeting, the President's letter and this proxy statement and the costs of the Special Meeting will be borne by Northstar. Proxy material will also be distributed through brokers, custodians and nominees to beneficial owners, and Northstar will reimburse such parties for reasonable charges and expenses. In addition to the use of the mails, proxies may be solicited by telephone or telegraph by officers and Trustees of the Fund, or their agents, on behalf of the Trustees of the Fund, expenses of which shall be charged to Northstar. Northstar may also retain, at its expense, Shareholder Communications Corporation, a proxy soliciting firm, to assist with proxy soliciting activities to obtain the necessary shareholder representation.

         PROPOSAL ONE: APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

  On April 24, 1997, a majority of the Trustees of the Fund who are not parties to such agreement or interested persons (as defined in the 1940 Act) of any such party (the "Independent Trustees"), and a majority of the entire Board of Trustees met in person and approved, subject to the required shareholder approval described herein, the Amendment and recommended approval of the Amendment by shareholders of the Fund. The form of the Amendment is attached to this proxy statement as Exhibit A.

         If the Amendment, is approved by vote of the holders of a majority of the outstanding shares of the Fund (as defined in the 1940 Act), the Advisory Agreement will be amended (the "Amended Agreement") to increase the fee payable to Northstar by the Fund. The Amended Agreement will become effective on or about July 1, 1997 and will continue in effect for an initial term of two years. Thereafter, the Amended Agreement will continue in effect from year to year, subject to approval annually by the Trustees of the Fund or vote of the holders of a majority of the outstanding shares of the Fund (as defined in the 1940
Act), and also, in either event, to approval by a majority of the Independent Trustees. For this purpose, the vote of the holders of a majority of the outstanding shares of the Fund means the lesser of either (i) the vote of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy or
(ii) the vote of the holders of more than 50% of the outstanding shares of the Fund ("1940 Act Majority"). In the event that shareholders of the Fund do not approve the Amendment , Northstar would continue to serve as Adviser to the Fund under the current Investment Advisory Agreement ("Current Advisory Agreement") and the Trustees of the Fund may consider other possible courses of action to accomplish the purposes for which the Proposal has been made, subject, as required, to approval by the shareholders of the Fund.

THE TRUSTEES OF THE FUND BELIEVE THAT THE PROPOSED AMENDMENT TO
THE ADVISORY AGREEMENT BETWEEN THE FUND AND NORTHSTAR IS
IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS AND,
ACCORDINGLY, HAVE APPROVED THE AMENDMENT AND RECOMMEND THAT
SHAREHOLDERS VOTE FOR THIS PROPOSAL.


BACKGROUND AND SUMMARY

         On June 2, 1995, Northstar became the investment adviser for the six former Advest Advantage Funds, including the Fund (formerly the "Advantage High Yield Fund"). Northstar assumed this responsibility by entering into the

Current Advisory Agreement, which had been approved by the Trustees of the Fund, including the Independent Trustees on March 1, 1995, and by the shareholders at a Special Meeting called for such purpose on May 17, 1995.

         At a meeting of the Board of Trustees on April 24, 1997, at which all of the Trustees, except one, who are not parties to the Amended Agreement or interested persons of any such party (the "Independent Trustees") were present and voting in person, the Board considered the new advisory fee schedule proposed by Northstar. After concluding that the requested fee increase was appropriate, the Independent
Trustees voting separately and then the Board as a whole unanimously approved the Amendment and recommended that the Shareholders of the Fund vote in favor of approving the Amendment to commence on July 1, 1997 and to continue through July 1, 1999. The form of the Amended Agreement is attached as Exhibit A.

TERMS OF THE CURRENT ADVISORY AGREEMENT AND THE AMENDED ADVISORY AGREEMENT ("AGREEMENTS")

         Pursuant to the Agreements, the Adviser, at its expense:

                   (1) Offers the Fund advice and assistance with respect to the
                       selection,   acquisition,   holding   and   disposal   of
                       securities;

                   (2) Maintains all books and records  required  under the 1940
                       Act to the extent not maintained by the Fund's custodian; and

                   (3) Provides  to  the  Trustees  such  periodic  and  special reports as the Trustees may reasonably request.

         Northstar pays the salary and expenses of all personnel of the Fund and Northstar required to perform the services under the Agreements and all expenses incurred by Northstar and the Fund in connection with the performance of Northstar's responsibilities under the Agreements. The Fund bears all other expenses incurred in the operation of the Fund, including interest charges, taxes, fees and commissions of every kind, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, all charges of custodians (including sums as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), transfer agents, permits, registrars, auditors and legal counsel, expenses of preparing, printing and distributing to shareholders prospectuses, reports and notices to shareholders, and all costs incident to the Fund's organization and existence. Under the Current Advisory Agreement, the Adviser agreed to reimburse the Fund in any year in which the Fund's total operating expenses exceed the most restrictive limitation imposed from time to time by states where the Fund's shares are qualified for sale. This provision is not contained in the New Advisory Agreement because these state rules no longer apply to the Fund.

         The Agreements provide that the Adviser is not liable for any act or omission in the course of or in connection with rendering services thereunder in the absence of willful misfeasance, bad faith, or gross negligence in fulfilling its obligations or duties. The Agreements permit the Adviser to render services to others and to engage in other activities.

         The Agreements provide for their automatic termination in the event of assignment (as defined in the 1940 Act) or may be terminated at any time without payment of any penalty upon no more than 60 nor less than 30 days' written notice by Northstar, by the Trustees of the Fund, or by the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

         Under the Current Advisory Agreement, Northstar is entitled to receive an annual fee for services it renders to the Fund, payable monthly, in an amount equal to 0.45% of the Fund's average daily net assets. For the fiscal year ended December 31, 1996, Northstar received $941,594 in investment advisory fees from the Fund; Northstar Administrators received $0 during the same period for its services under the Administrative Services Agreement. Aggregate commissions paid by the Fund to Northstar Distributors, Inc., pursuant to Underwriting Agreements for each class of shares were $40,461 and 12b-1 fees paid to the Underwriter by the Fund totaled $1,557,865 of which $888,855 was paid out to dealers or reimbursed Northstar for payments to dealers.

THE AMENDMENT

         The Board of Trustees, including a majority of the Independent Trustees, approved the Amendment on April 24, 1997. A form of the Amendment is attached hereto as Exhibit A. If the Amendment is approved, the Current Advisory Agreement will be amended (the "Amended Agreement") to increase the fee payable to Northstar by the Fund. All other terms of the Current Advisory Agreement will remain unchanged. Under the Amended Agreement, Northstar would be entitled to receive from the Fund an annual fee, payable monthly, in an amount equal to 0.60% of the average daily net assets of the Fund.

         In requesting a fee increase, Northstar referred to, among other things, the fact that the Fund's advisory fees are less than the average and median of investment advisory fees for mutual funds similar to the Fund in terms of investment objective, the superior long term investment performance of the Fund, the intense competition for high quality personnel, the cost and complexity of managing high yield bond funds, and the amount of research needed to keep abreast of potential investment opportunities and to monitor developments in this market.

         The following table sets forth the Fund's actual investment advisory fees, effective investment advisory fee rates and expense ratios (which includes the investment advisory fee and all other operating expenses) for the fiscal year ended December 31, 1996, under the Current Advisory Agreement and on a pro forma basis under the Amended Advisory Agreement:

            Investment Advisory Fee
                     Actual (a)                            $  941,594
                     Pro Forma (b)                         $1,255,459
                     % Change                                      33%

            Effective Advisory Fee Rate
                     Actual                                       0.45%
                     Pro Forma                                    0.60%

            Expense Ratios
            Class A Shares
                     Actual                                       1.11%
                     Pro Forma                                    1.26%

            Class B Shares
            Expense Ratios
                     Actual                                       1.81%
                     Pro Forma                                    1.96%

            Class C Shares
                     Actual                                       1.82%
                     Pro Forma                                    1.97%

            Class T Shares
                     Actual                                       1.31%
                     Pro Forma                                    1.46%


            Average Net Assets (mil)
            Class A Shares                                       $  11
            Class B Shares                                       $  58
            Class C Shares                                       $  10
            Class T Shares                                       $ 131

---------------

(a)      Computed pursuant to the current fee schedule as described above

(b)      Computed pursuant to the proposed fee schedule as described above.


CONSIDERATION BY THE BOARD OF TRUSTEES

         The Board of Trustees of the Fund met on April 24, 1997 to consider the new advisory fee schedule proposed by Northstar. The proposal was considered by the full Board of Trustees. In addition, the Independent Trustees met separately with their legal counsel, reviewed their duties to the Fund's shareholders in considering such a proposal, and the various factors to be considered and standards to be applied. After consideration of the proposal, the Board of Trustees, including all of the Independent Trustees present at the Meeting, unanimously approved the Amendment.

         In presenting the proposed advisory fee schedule to the Board of Trustees, officers of Northstar stated that they believed that the current investment advisory fee structure did not accurately reflect the complexity and related costs of managing the Fund, and thus did not reflect a level of compensation that was fair and reasonable. Officers of Northstar stated that the cost of managing the Fund had increased due to increases in the costs of maintaining capable researchers, analysts, specialized management and sophisticated information systems and other technology. Officers of Northstar also reviewed the Fund's good performance relative to other comparable high yield funds since Northstar had become the investment adviser to the Fund. Additionally, net assets of the Fund had grown from $148 million to $233 million in the two years since Northstar had managed the Fund. The increase in the net assets of the Fund was due to both the positive investment performance of the Fund and the increased marketing support provided to the Fund by Northstar Distributors, Inc., an affiliate of Northstar.

         In deciding to approve the Amendment, Independent Trustees first examined the nature, quality and scope of the services provided to the Fund by Northstar. Second, they reviewed the basis for an increase in the investment advisory fee and analyzed the fee proposed by Northstar in terms of investment advisory fees charged by Northstar and other investment advisers. Finally, the Independent Trustees examined mutual fund related revenues and expenses of Northstar.

         The Independent Trustees were provided with information, including data as to the qualifications of Northstar's personnel, the quality and extent of the services rendered, and its commitment to its mutual fund advisory business. Information prepared specifically for the purpose of assisting the Independent Trustees in their evaluation of the Amendment included an analysis of the performance and expenses of the Fund as well as comparative advisory fee information regarding other high yield bond funds.

         After consideration of all of the data and information provided to them and a separate meeting to evaluate the new advisory fee proposed by Northstar, the Independent Trustees present at the meeting unanimously determined to recommend to the Board of Trustees, and the Board approved, the fee schedule reflected in the Amended Agreement. Noting their favorable experience in overseeing, on an ongoing basis, the nature, quality and extent of Northstar's services to the Fund, the Independent Trustees considered among other factors: (1) the necessity of Northstar maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; (2) the complexity of research and investment activities in the high yield bond market; (3) the investment record of Northstar in managing the Fund and other similar investment companies for which it acts as investment adviser; (4) the fact that the Fund's advisory fees are less than the average and median of investment advisory fees for mutual funds similar to the Fund in terms of investment objective; (5) the substantial marketing and promotional activities in which Northstar and its affiliates engage and propose to engage on behalf of the Fund; (6) Northstar's overall profitability in connection with its activities on behalf of the Fund; (7) the effect of the proposed investment advisory fee increase on the expense ratio of the Fund; (8) possible economies of scale; (9) data as to investment performance, advisory fees and expense ratios of other investment companies not advised by Northstar but believed to be generally comparable to the Fund; (10) other benefits to Northstar from serving as investment adviser to the Fund, as well as benefits to its affiliates serving as administrator and principal underwriter of the Fund or providing other services to the Fund and its Shareholders; (11) current and developing conditions in the financial services industry, including the presence into the industry of large and highly capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and (12) the financial resources of Northstar and the desirability of appropriate incentives to assure that Northstar will continue to furnish high quality services to the Fund.

ANALYSIS OF PROPOSED FEE INCREASE

         In their review of the proposed increase in the level of the investment advisory fee, the Independent Trustees considered the fact that the current investment advisory fee paid by the Fund, as well as the Fund's total expense ratio is lower than the average and median fee rates and expense ratios of groups of mutual funds selected by Lipper Analytical Services as comparison groups. Also, if the Amended Agreement had been in effect, the Fund's pro forma investment advisory fee rate and expense ratio (including the investment advisory fee) would be at or about the average and median for the groups. The proposed investment advisory fee is higher than those paid by some other investment companies, although the fee is comparable to those paid by most funds which invest in high yield bonds.


VOTE REQUIRED FOR APPROVAL

         Adoption of the Amendment set forth herein requires the approval by a 1940 Act Majority of the Fund's outstanding voting securities.


THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT.
                                       8

ADDITIONAL INFORMATION ABOUT THE ADVISER

           Northstar currently serves as the investment adviser to the Fund pursuant to the Current Advisory Agreement. The Adviser's principal offices are located at Two Pickwick Plaza, Greenwich, Connecticut 06830. Northstar was organized in July of 1993 as a Delaware corporation. Northstar, and its affiliated companies, Northstar Administrators Corporation, the Funds' administrator, and Northstar Distributors, Inc., the Fund's underwriter, are each wholly-owned by Northstar, Inc., which is held 80% by ReliaStar Financial Corporation ("ReliaStar") and 20% by members of senior management of the Northstar companies. ReliaStar is a New York Stock Exchange listed company, with over $16 billion in assets, and $1,418 million in shareholders' equity as of December 31, 1996. ReliaStar, through its subsidiaries, specializes in the life and health insurance businesses, issuing and distributing individual life insurance, annuities and mutual funds, group life and health insurance and life and health reinsurance, and provides related investment management services.

         Northstar registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 in August of 1993, and began advising mutual funds in November of 1993. Through April of 1997, Northstar advised the Northstar Trust (formerly the "Northstar Advantage Trust"), comprised of the Northstar High Total Return Fund (formerly the "Northstar Advantage High Total Return Fund"), the Northstar Income and Growth Fund (formerly the "Northstar Advantage Income and Growth Fund"), Northstar Growth + Value Fund, Northstar High Total Return Fund II and the Northstar International Value Fund. Northstar also serves as investment advisor to the Northstar Growth, Special, Balance Sheet Opportunities, Strategic Income and Government Securities Funds. Further, Northstar serves as investment adviser to the Northstar Variable Trust (formerly the "Northstar/NWNL Trust"), an open-end management investment company comprised of four funds that serve as underlying investment vehicles for variable products issued through Northstar-affiliated insurance companies, ReliaStar Life Insurance Company (formerly "Northwestern National Life Insurance Company"), Northern Life Insurance Company and ReliaStar Bankers Security Life Insurance Company (formerly "Bankers Security Life Insurance Society").

         After assuming the advisory function for the Northstar Advantage Funds on June 2, 1995, and after giving effect to a reorganization of the Northstar Advantage Multi-Sector Bond Fund into the Northstar Strategic Income Fund on October 27, 1995, Northstar serves as adviser to eleven mutual funds marketed through investment dealers (the "Northstar Funds") and to the four Northstar funds serving as investment vehicles for variable life and annuity products. With these Funds and two private accounts totaling approximately $337 million in assets, Northstar managed assets in excess of $2.5 billion as of December 31, 1996.

         Northstar Administrators Corp., an affiliate of the Adviser, serves as administrator for the Fund pursuant to an Administrative Services Agreement entered into between the administrator and the Fund dated June 2, 1995. The administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for services provided by other providers to the Fund pursuant to separate service contracts, for which the Administrator acts as liaison. The Administrator receives an annual fee from the Fund equal to 0.10% of the Fund's average daily net assets, plus $5 per account per year.

         Northstar Distributors, Inc., also an affiliate of the Adviser, serves as Underwriter of the Fund's shares pursuant to Underwriting Agreements for the Class A, Class B and Class C shares. The Underwriter conducts a continuous offering pursuant to a "best efforts" arrangement, requiring it to take and pay for only such securities as may be sold to the public through investment dealers. The Underwriter also receives fees pursuant to the Fund's Distribution Plan adopted under Rule 12b-1 of the 1940 Act at the annual rate of 0.30% for Class A shares, 1.00% for Class B shares and Class C shares, and 0.65% for Class T shares.


         Northstar's directors and principal executive officers, and their principal occupations including any position with the Fund, are shown below. Unless otherwise indicated, the business address of each director and officer is Two Pickwick Plaza, Greenwich, Connecticut 06830.


                 Name                               Principal Occupation                    Position with Fund
John G. Turner                          Chairman/CEO of ReliaStar Financial Corp.;     Chairman
20 Washington Ave. South                Director of Northstar
Minneapolis, MN  55401

John Flittie                            President/COO of ReliaStar; Director of        None
20 Washington Ave, South                Northstar
Minneapolis, MN  55401

Mark L. Lipson                          Chairman/CEO and Director of Northstar;        President
                                        Chairman and Director of Northstar
                                        Distributors, Inc. and Northstar
                                        Administrators Corp.

Robert J. Adler                         Executive Vice President of Northstar;         None
                                        President of Northstar Distributors, Inc.

Thomas Ole Dial                         Executive Vice President/CIO Fixed Income of   Vice President
                                        Northstar

Agnes Mullady                           Senior Vice President/CFO of Northstar;        Vice President and Treasurer
                                        Executive VP of Northstar Administrators;
                                        VP/Treasurer of Northstar Distributors, Inc.

Stephanie L. Beckner                    Assistant Vice President and Assistant         Assistant Secretary
                                        Secretary/Counsel of Northstar; Assistant
                                        Secretary of Northstar Administrators;
                                        Assistant Secretary of Northstar
                                        Distributors, Inc.


                                  MISCELLANEOUS

OTHER BUSINESS

         The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.


SHAREHOLDER PROPOSALS

           As a general matter, the Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a special meeting of the Fund's shareholders should send such proposal to the Fund, c/o Northstar Investment Management Corporation at Two Pickwick Plaza, Greenwich, Connecticut 06830. Proposals must be received within a reasonable time prior to the date of the meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                                                     By Order of the Trustees



                                                     Stephanie L. Beckner
                                                     Assistant Secretary


Greenwich, Connecticut
May 19, 1997

                PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
             AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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                                    APPENDIX
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                            NORTHSTAR HIGH YIELD FUND
                 SPECIAL MEETING OF SHAREHOLDERS - June 20, 1997
                    PROXY SOLICITED ON BEHALF OF THE TRUSTEES

         The undersigned shareholder of NORTHSTAR HIGH YIELD FUND (the "Fund"), a Massachusetts business trust, hereby appoints Mark L. Lipson and Stephanie Beckner, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund, which shall be held on June 20, 1997, at 10:00 a.m., New York City time, at the offices of the Fund, Two Pickwick Plaza, Greenwich, Connecticut, and at any and all adjournments thereof, and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions:

         1. FOR_____AGAINST_____ABSTAIN_____ as to the proposal to approve a new investment advisory agreement for the Fund with Northstar Investment Management Corporation that increases the advisory fee schedule and, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

         If more than one of the proxies, or their substitutes, are present at the meeting or at any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all the powers granted hereby. This proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. In the absence of contrary instructions, this proxy will be voted FOR the proposal.

         The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement dated May 19, 1997.

                                IMPORTANT:  Please insert date of signing.

                                Dated:                             , 1997



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                                Signature of Shareholder(s)
                                (if held jointly)

         This Proxy shall be signed exactly as your name(s) appear hereon. If as attorney, executor, guardian or in some other capacity or as an officer of a corporation, please state capacity or title as such.

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